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                                                                   EXHIBIT 10.22

                                    GUARANTY

      FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, and to induce the Noteholders, as defined below and JOSEPH GUNNAR & CO., LLC as representative of the Noteholders ("Secured Party") to accept the Notes (as defined below) from TARPON INDUSTRIES, INC. ("Debtor"), the undersigned STEELBANK, INC. ("Guarantor"), does hereby covenant and agree with the Noteholders and the Secured Party as follows:

      1. DEFINITIONS. In this Guaranty, unless the context otherwise requires:

            A. "INDEBTEDNESS" is used in its most comprehensive form and means all Indebtedness, whether direct or indirect, absolute or contingent, now due and owing or which may hereafter, from time-to-time, be or become due and owing under or with respect to the following: (i) the Notes identified below; (ii) renewals, extensions, modifications or substitutions of the Notes; and (iii) interest and costs, including attorney fees and disbursements, on the foregoing.

            B. "NOTES" means the 8% Junior Secured Promissory Notes issued to certain investors (the "Noteholders") pursuant to Debtor's Private Placement memorandum dated March 26, 2004 in the aggregate principal amount of Two Million and 00/100 ($2,000,000.00) Dollars with interest, and all renewals, replacements, modifications and extensions thereof.

      2. STATEMENT OF GUARANTY. Guarantor hereby unconditionally and absolutely guarantees to the Noteholders and the Secured Party the full and prompt payment when due, or declared due of all Indebtedness. The Noteholders and the Secured Party will have immediate recourse against Guarantor for full and immediate payment of the Indebtedness at any time after the Indebtedness, or any part thereof, has not been paid in full as and when due (whether at fixed maturity, or by acceleration).

      3. GUARANTY OF PAYMENT. This is a continuing and an unconditional guaranty of payment, and not of collection. The Noteholders and the Secured Party shall not be obligated, prior to or after seeking recourse against or receiving payment from Guarantor, to do any of the following (although the Noteholders and the Secured Party may do so, in whole or in part, at their sole option), the performance of which are hereby unconditionally waived by Guarantor:

            A. Take any steps whatsoever to collect from Debtor or to file any claim of any kind against Debtor; or

            B. Take any steps whatsoever to accept, perfect the Noteholders and the Secured Party's interest in or foreclose or realize upon collateral security, if any, for the payment of the Indebtedness, or any other guarantee of the Indebtedness; or

            C. In any other respect exercise any diligence whatsoever in collecting or at tempting to collect the Indebtedness from Debtor by any means.

      4. NO IMPAIRMENT. Guarantor's liability for payment of the Indebtedness shall be absolute and unconditional, and nothing whatsoever except actual full payment to the Noteholders and the Secured Party of the Indebtedness shall operate to discharge Guarantor's liability

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hereunder. Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guaranty or suretyship law or equity, would otherwise operate to impair or diminish the liability of Guarantor for the Indebtedness. Without limiting the generality of the foregoing waiver, none of the following acts, omissions or occurrences shall diminish or impair the liability of Guarantor in any respect (any and all of which acts, omissions or occurrences shall not require notice of any kind by the Noteholders and the Secured Party to Guarantor):

            A. Any extension, modification, indulgence, compromise, settlement or variation of any of the terms of the Indebtedness;

            B. The discharge or release of any obligations of Debtor by reason of the operation of bankruptcy or insolvency laws or otherwise;

            C. The acceptance or release by the Noteholders and the Secured Party of any collateral security or other guaranty, or compromise, settlement or extension with respect to any collateral security or guaranty;

            D. The creation of any new indebtedness by Debtor; and

            E. The making of a demand, or absence of demand, for payment of the Indebtedness, or giving or failing to give any notice of dishonor or protest or any other notice, except as required by the terms of the Note.

      5. WAIVER OF DEFENSES. Guarantor unconditionally waives:

            A. Any subrogation to the rights of the Noteholders and the Secured Party against Debtor until the Indebtedness to Secured Party has been paid in full;

            B. Any notice of acceptance of this Guaranty or the Noteholders' or Secured Party's present or future action or intention to act in reliance on this Guaranty; and

            C. Notice of default by Debtor, any guarantor or any surety, pledger or any party granting Debtor security under any security document.

      6. EVENTS OF DEFAULT. The occurrence of any one of the following events shall, at the election of the Noteholders and the Secured Party, be deemed a default by Guarantor ("Event of Default") under this Guaranty:

            A. Any breach by Guarantor of any of its representations, warranties, covenants or agreements under this Guaranty which continues uncured for ten days after receipt of notice by Guarantor;

            B. The occurrence of any event of default under this Agreement, the Notes or the General Subordinated Security Agreement of even date (the "Security Agreement); or

            C. The appointment of a conservator for all or any portion of Guarantor's assets.

      7. SECURITY. Guarantor's performance under this Guaranty is secured by a lien on all of Guarantor's assets, subordinate only to the lien of Guarantor's Senior Indebtedness (as defined in the Security Agreement) and subject to the terms of the Subordination Agreement dated May

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17, 2004 between the Secured Party as representative of the Noteholders and
Greenfield Commercial Credit (Canada), Inc.

      8. ELECTION OF REMEDIES. Upon the occurrence of an Event of Default under this Guaranty, the Noteholders and the Secured Party has such rights and remedies as are provided by law or in equity or under this Guaranty including, without limitation, the right to proceed to suit against Guarantor regardless of whether suit has been commenced against Debtor, and in any such suit Debtor may be joined (but need not be joined) as a party with Guarantor. The Noteholders and the Secured Party shall not be required to proceed against any other party, or against any other security or collateral, or to pursue any right or remedy under this Guaranty or under any other instrument. No right, power or remedy conferred by this Guaranty upon the Noteholders and the Secured Party shall be exclusive of any other right available at law, in equity, by statute or otherwise, and all such rights, powers and remedies shall be cumulative and in addition to all others. No failure or delay on the part of the Noteholders and the Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude a later or further exercise thereof or the exercise of any right, power or remedy. No course of dealing on behalf of the Noteholders and the Secured Party shall operate as a waiver of any right, power, privilege or remedy.

      9. CONSIDERATION. Guarantor acknowledges receipt of good and valuable consideration for this Guaranty, the benefit conferred on Debtor by the giving of this Guaranty and the reliance by the Noteholders and the Secured Party on the existence and enforceability of this Guaranty.

      10. NOTICES. Any notice, demand or request by the Noteholders and the Secured Party, or their successors or assigns, to Guarantor shall be in writing, and shall be deemed to have been received upon: (i) personal delivery; (ii) telex; (iii) facsimile; or (iv) within 24 hours following deposit with an overnight courier or international courier. Notice may be given to Guarantor at 5349 Maingate Drive, Mississauga, Ontario, Canada L4W 1G6.

      11. JOINT AND SEVERAL LIABILITY. Guarantor's liability under this Guaranty shall be joint and several with any other party liable for the Indebtedness, including Debtor.

      12. ASSIGNMENT. This Guaranty shall inure to the benefit of the Noteholders and the Secured Party and their successors and assigns. In the event that there shall be more than one such holder or owner, this Guaranty shall be deemed a separate contract with each such holder and owner. In the event that any person other than the Noteholders and the Secured Party shall become a holder or owner of any of the Indebtedness, each such other person shall become a holder or owner of any of the Indebtedness, each reference to the Noteholders and the Secured Party hereunder shall be construed as if it referred to each such other holder or owner.

      13. INFORMATION. Guarantor shall have the responsibility of keeping advised of Debtor's dealings and all matters which are or may become subject to, or covered by, this Guaranty. The Noteholders and the Secured Party shall have no obligation or liability to Guarantor whatsoever in connection therewith.

      14. CHOICE OF LAWS. The laws of the State of Michigan shall govern this Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance.

      15. SEVERABILITY. If any provision or clause of this Guaranty or the application hereof is to be held invalid, that invalidity shall not affect other provisions or applications of this Guaranty which can be given effect without the invalid provision or application, and to this end the provisions of this Guaranty are declared to be severable.

      16. CAPTIONS. Captions to paragraphs of this Guaranty are inserted for convenience only and are not a part of this Guaranty. In interpreting this Guaranty, they shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

      17. GUARANTY FREELY DELIVERED. This Guaranty has been freely and voluntarily given to the Noteholders and the Secured Party by Guarantor, without any duress or coercion and after Guarantor has either consulted with counsel or been given an opportunity to do so. Guarantor has carefully and completely read all of the terms and provisions of this Guaranty.

      18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor and its successors and assigns.

      THIS GUARANTY has been executed on this 18th day of May, 2004.

                                         STEELBANK, INC.
                                         "Guarantor"

                                         /s/ Barry Seigel
                                         -------------------------------
                                         By: Barry Seigel
                                         Its: President (without personal
                                                         liability whatsoever)





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